UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 21, 2006

Oglethorpe Power Corporation

(An Electric Membership Corporation)

(Exact name of Registrant as specified in its charter)

GEORGIA	33-7591	58-1211925
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2100 East Exchange Place Tucker, Georgia		30084-5336
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (770) 270-7600

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

As previously reported by Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), in May 2005 the co-owners of the Alvin W. Vogtle Plant (“Plant Vogtle”), consisting of Oglethorpe, Georgia Power Company (“GPC”), the Municipal Electric Authority of Georgia (“MEAG”) and the City of Dalton, Georgia (“Dalton”, and, collectively with Oglethorpe, GPC and MEAG, the “Plant Vogtle Co-Owners”) executed an agreement regarding the exploration of development of up to two additional nuclear units at the Plant Vogtle site. Oglethorpe has the option to participate in up to 30% of any such additional units at Plant Vogtle.

The Plant Vogtle Co-Owners have recently executed agreements that will govern the rights and obligations of the co-owners of the additional units at Plant Vogtle. These agreements also amend the existing operating agreement governing Plant Vogtle Units 1 and 2 and the existing Amended and Restated Nuclear Managing Board Agreement relating to Plant Vogtle and the Edwin I. Hatch Plant. The effectiveness of these agreements with respect to Oglethorpe is subject to approval by the Rural Utilities Service (“RUS”).

Oglethorpe is currently participating with the Plant Vogtle Co-Owners in the costs of pursuing this new nuclear option, including preparation of applications to the Nuclear Regulatory Commission for the appropriate permits and licenses. Decisions regarding the extent of Oglethorpe’s involvement will be made over the next two years. Oglethorpe may ultimately elect not to participate in any unit that may be constructed, or elect to participate at less than its current 30% participation. To the extent it decides not to participate or reduces its participation, GPC will refund all or a pro rata share of the amounts paid by Oglethorpe, with interest. Prior to making a final election to participate, Oglethorpe must obtain the approvals of its Board of Directors and Members as required by the Amended and Restated Wholesale Power Contracts between Oglethorpe and its Members, as well as the approval of RUS.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits

Exhibit Number	Description of Exhibit

10.4.3

Plant Alvin W. Vogtle Additional Units Ownership Participation Agreement among Georgia Power Company, Oglethorpe, Municipal Electric Authority of Georgia and City of Dalton, Georgia, dated as of April 21, 2006.

10.4.4	Plant Alvin W. Vogtle Nuclear Units Amended and Restated Operating Agreement among Georgia Power Company, Oglethorpe, Municipal

Electric Authority of Georgia and City of Dalton, Georgia, dated as of April 21, 2006.

10.13(b)	Second Amended and Restated Nuclear Managing Board Agreement among Georgia Power Company, Oglethorpe, Municipal Electric Authority of Georgia and City of Dalton, Georgia, dated as of April 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date:	April 27, 2006	By:	/s/ Thomas A. Smith
Thomas A. Smith
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.4.3

Plant Alvin W. Vogtle Additional Units Ownership Participation Agreement among Georgia Power Company, Oglethorpe, Municipal Electric Authority of Georgia and City of Dalton, Georgia, dated as of April 21, 2006.

10.4.4

Plant Alvin W. Vogtle Nuclear Units Amended and Restated Operating Agreement among Georgia Power Company, Oglethorpe, Municipal Electric Authority of Georgia and City of Dalton, Georgia, dated as of April 21, 2006.

10.13(b)	Second Amended and Restated Nuclear Managing Board Agreement among Georgia Power Company, Oglethorpe, Municipal Electric Authority of Georgia and City of Dalton, Georgia, dated as of April 21, 2006.